EXHIBIT 24


                               Powers of Attorney

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or an officer, or both, of Lexmark International Group, Inc., a Delaware corporation ("Lexmark"), does hereby make, constitute and appoint Paul J. Curlander, Gary E. Morin and Vincent J. Cole, the address of each of which is in care of Lexmark, 740 West New Circle Road, Lexington, Kentucky 40550, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign in any and all capacities and to file or cause to be field, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorneys or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has set his hand this 15th day of December, 1998.

                                                       /s/ B. Charles Ames
                                                       ----------------------
                                                       B. Charles Ames

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or an officer, or both, of Lexmark International Group, Inc., a Delaware corporation ("Lexmark"), does hereby make, constitute and appoint Paul J. Curlander, Gary E. Morin and Vincent J. Cole, the address of each of which is in care of Lexmark, 740 West New Circle Road, Lexington, Kentucky 40550, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign in any and all capacities and to file or cause to be field, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorneys or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has set his hand this 15th day of December, 1998.


                                                       /s/ Frank T. Cary
                                                       ----------------------
                                                       Frank T. Cary

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or an officer, or both, of Lexmark International Group, Inc., a Delaware corporation ("Lexmark"), does hereby make, constitute and appoint Gary E. Morin and Vincent
J. Cole, the address of each of which is in care of Lexmark, 740 West New Circle Road, Lexington, Kentucky 40550, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign in any and all capacities and to file or cause to be field, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorneys or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has set his hand this 15th day of December, 1998.

                                                       /s/ Paul J. Curlander
                                                       ----------------------
                                                       Paul J. Curlander

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or an officer, or both, of Lexmark International Group, Inc., a Delaware corporation ("Lexmark"), does hereby make, constitute and appoint Paul J. Curlander, Gary E. Morin and Vincent J. Cole, the address of each of which is in care of Lexmark, 740 West New Circle Road, Lexington, Kentucky 40550, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign in any and all capacities and to file or cause to be field, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorneys or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has set his hand this 15th day of December, 1998.

                                                       /s/ William R. Fields
                                                       ----------------------
                                                       William R. Fields

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or an officer, or both, of Lexmark International Group, Inc., a Delaware corporation ("Lexmark"), does hereby make, constitute and appoint Paul J. Curlander, Gary E. Morin and Vincent J. Cole, the address of each of which is in care of Lexmark, 740 West New Circle Road, Lexington, Kentucky 40550, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign in any and all capacities and to file or cause to be field, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorneys or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has set his hand this 15th day of December, 1998.

                                                       /s/ Ralph E. Gomory
                                                       ----------------------
                                                       Ralph E. Gomory

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or an officer, or both, of Lexmark International Group, Inc., a Delaware corporation ("Lexmark"), does hereby make, constitute and appoint Paul J. Curlander, Gary E. Morin and Vincent J. Cole, the address of each of which is in care of Lexmark, 740 West New Circle Road, Lexington, Kentucky 40550, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign in any and all capacities and to file or cause to be field, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorneys or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has set his hand this 15th day of December, 1998.

                                                       /s/ Stephen R. Hardis
                                                       ----------------------
                                                       Stephen R. Hardis

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or an officer, or both, of Lexmark International Group, Inc., a Delaware corporation ("Lexmark"), does hereby make, constitute and appoint Paul J. Curlander, Gary E. Morin and Vincent J. Cole, the address of each of which is in care of Lexmark, 740 West New Circle Road, Lexington, Kentucky 40550, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign in any and all capacities and to file or cause to be field, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorneys or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has set his hand this 15th day of December, 1998.

                                                       /s/ James F. Hardymon
                                                       ----------------------
                                                       James F. Hardymon

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or an officer, or both, of Lexmark International Group, Inc., a Delaware corporation ("Lexmark"), does hereby make, constitute and appoint Paul J. Curlander, Gary E. Morin and Vincent J. Cole, the address of each of which is in care of Lexmark, 740 West New Circle Road, Lexington, Kentucky 40550, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign in any and all capacities and to file or cause to be field, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorneys or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has set his hand this 15th day of December, 1998.

                                                       /s/ Robert Holland, Jr.
                                                       ----------------------
                                                       Robert Holland, Jr.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or an officer, or both, of Lexmark International Group, Inc., a Delaware corporation ("Lexmark"), does hereby make, constitute and appoint Paul J. Curlander, Gary E. Morin and Vincent J. Cole, the address of each of which is in care of Lexmark, 740 West New Circle Road, Lexington, Kentucky 40550, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign in any and all capacities and to file or cause to be field, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorneys or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has set his hand this 15th day of December, 1998.

                                                       /s/ Michael J. Maples
                                                       ----------------------
                                                       Michael J. Maples

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or an officer, or both, of Lexmark International Group, Inc., a Delaware corporation ("Lexmark"), does hereby make, constitute and appoint Paul J. Curlander, Gary E. Morin and Vincent J. Cole, the address of each of which is in care of Lexmark, 740 West New Circle Road, Lexington, Kentucky 40550, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign in any and all capacities and to file or cause to be field, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorneys or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has set his hand this 15th day of December, 1998.

                                                       /s/ Martin D. Walker
                                                       ----------------------
                                                       Martin D. Walker

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or an officer, or both, of Lexmark International Group, Inc., a Delaware corporation ("Lexmark"), does hereby make, constitute and appoint Paul J. Curlander, Gary E. Morin and Vincent J. Cole, the address of each of which is in care of Lexmark, 740 West New Circle Road, Lexington, Kentucky 40550, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign in any and all capacities and to file or cause to be field, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorneys or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has set his hand this day of December, 1998.

                                                       /s/ Marvin L. Mann
                                                       ----------------------
                                                       Marvin L. Mann









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